UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2017

Flexion Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36287	26-1388364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Mall Road, Suite 301 Burlington, Massachusetts		01803
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 305-7777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 1.02	Termination of a Material Definitive Agreement.

On September 8, 2017, Flexion Therapeutics, Inc., or the Company, sent a notice of termination to AstraZeneca AB regarding an Out-License Agreement between the parties, dated as of June 12, 2009, related to the Company’s FX005 sustained-release p38 MAP, or mitogen-activated protein, kinase inhibitor development program. Pursuant to the terms of the Out-License Agreement, the termination will be effective three months after the Company’s delivery of the notice. As previously disclosed, the Company has discontinued internal development of FX005. Upon termination of the Out-License Agreement, Flexion’s license rights pertaining to FX005 will revert to AstraZeneca and Flexion’s milestone, royalty and patent maintenance obligations under the agreement will cease.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2017, the Company’s compensation committee, or the Compensation Committee, approved an amendment to the Company’s 2013 equity incentive plan, as amended, or 2013 EIP, to reserve an additional 1,500,000 of the Company’s common stock to be used exclusively for grants of awards to individuals who were not previously employees or non-employee directors of the Company (or following a bona fide period of non-employment with the Company), as an inducement material to the individual’s entry into employment with the Company within the meaning of Rule 5635(c)(4) of the NASDAQ Listing Rules, or Rule 5635(c)(4). The 2013 EIP was amended by the Compensation Committee without stockholder approval pursuant to Rule 5635(c)(4).

A complete copy of the 2013 EIP, as amended, is filed herewith as Exhibit 99.1. The above summary of the amendment to the 2013 EIP does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Flexion Therapeutics, Inc. 2013 Equity Incentive Plan, as amended, and Forms of Stock Option Agreement, Notice of Exercise and Stock Option Grant Notice thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flexion Therapeutics, Inc.

Dated: September 14, 2017	By:	/s/ Mark S. Levine
Mark S. Levine
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Flexion Therapeutics, Inc. 2013 Equity Incentive Plan, as amended, and Forms of Stock Option Agreement, Notice of Exercise and Stock Option Grant Notice thereunder.